SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[X]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-12

                               JOHN HANCOCK TRUST
                (Name of Registrant as Specified In Its Charter)
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

                               JOHN HANCOCK TRUST
                              601 Congress Street
                        Boston, Massachusetts 02210-2805


                                                                  March 31, 2006

Dear Variable Annuity and Variable Life Contract Owners:

    Shareholders of the Emerging Growth Trust, one of the separate series or portfolios (each, a "Portfolio") of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust), are being asked to approve a new subadvisory agreement between John Hancock Investment Management Services, LLC (the "Adviser") (formerly, Manufacturers Securities Services, LLC) and Sovereign Asset Management LLC ("Sovereign") for the Emerging Growth Trust. In order for shareholders of the Emerging Growth Trust to consider and vote on the proposal, a special meeting of shareholders (the "Meeting") will be held at 601 Congress Street, Boston, Massachusetts 02210, on APRIL 25, 2006 AT 10:00 A.M., EASTERN TIME. We encourage you to read the attached materials in their entirety.

    The Board of Trustees of the Trust approved the new subadvisory agreement and proposed appointment of Sovereign as the new subadviser to the Emerging Growth Trust at a meeting held on March 31, 2006. Sovereign would be replacing MFC Global Investment Management (U.S.A.) Limited ("MFC Global") as the subadviser to the Emerging Growth Trust. Sovereign and the new subadvisory agreement are more fully described in the enclosed proxy statement for your consideration.

    SHAREHOLDERS OF THE EMERGING GROWTH TRUST ARE BEING ASKED TO VOTE ON AND APPROVE THE NEW SUBADVISORY AGREEMENT WITH SOVEREIGN.

    Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.)") (formerly, The Manufacturers Life Insurance Company (U.S.A.)), John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New York), John Hancock Life Insurance Company ("JHLICO") or John Hancock Variable Life Insurance Company ("JHVLICO") are invested in subaccounts of separate accounts established by these insurance companies, and each subaccount invests in shares of one of the Portfolios of the Trust. You have the right to instruct JHLICO (U.S.A.), JHLICO New York, JHLICO or JHVLICO, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions is determined as of the February 24, 2006, the record date for the Meeting (the "Record Date") by dividing your contract value (or the reserve for a contract after its maturity date) allocated to the subaccount in which shares of the Emerging Growth Trust are held (the "Emerging Growth Subaccount") by the value per share of the Portfolio. Fractional votes are counted. JHLICO (U.S.A.), JHLICO New York, JHLICO and JHVLICO will vote all shares of the Trust issued to such companies, and the Trust will vote all shares held by its five "Lifestyle Trusts," which are Portfolios that invest in other Trust Portfolios, in proportion to the timely instructions received from owners of the contracts participating in the Emerging Growth Subaccount.

    Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Trust and a Voting Instructions Form with respect to your contract values invested in the Emerging Growth Trust as of the Record Date. The number of shares that represents your voting interest (determined as explained above) appears in the Voting Instructions Form. The Proxy Statement provides background information and describes in detail the proposal to be voted on at the Meeting.

    THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF THE PROPOSAL AND RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS FOR ITS APPROVAL.

    IN ORDER FOR SHARES TO BE VOTED AT THE MEETING BASED ON YOUR INSTRUCTIONS, WE URGE YOU TO READ THE PROXY STATEMENT AND THEN COMPLETE AND MAIL YOUR VOTING INSTRUCTIONS FORM IN THE ATTACHED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR ITS RECEIPT BY APRIL 24, 2006.

    If you have any questions regarding the Meeting, please call one of the following numbers:

        --For JHLICO (U.S.A.) variable annuity contracts:       (800) 344-1029
        --For JHLICO (U.S.A.) variable life contracts:          (800) 827-4546
        --For JHLICO New York variable annuity contracts:       (800) 551-2078
        --For JHLICO New York variable life contracts:          (888) 267-7784
        --For JHLICO and JHVLICO contracts:                     (800) 576-2227
        --For JHLICO (U.S.A.) Retirement Select contracts:      (800) 470-4766

                                Sincerely,

                                /s/ John J. Danello
                                John J. Danello
                                Secretary
                                John Hancock Trust

                               JOHN HANCOCK TRUST
                              601 Congress Street
                        Boston, Massachusetts 02210-2805


                                                                  March 31, 2006

Dear Emerging Growth Trust Shareholder:

    Shareholders of the Emerging Growth Trust, one of the separate series or portfolios (each, a "Portfolio") of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust), are being asked to approve a new subadvisory agreement between John Hancock Investment Management Services, LLC (the "Adviser") (formerly, Manufacturers Securities Services, LLC) and Sovereign Asset Management LLC ("Sovereign") for the Emerging Growth Trust. In order for shareholders of the Emerging Growth Trust to consider and vote on the proposal, a special meeting of shareholders (the "Meeting") will be held at 601 Congress Street, Boston, Massachusetts 02210, on APRIL 25, 2006 AT 10:00 A.M., EASTERN TIME. We encourage you to read the attached materials in their entirety.

    The Board of Trustees of the Trust approved the new subadvisory agreement and proposed appointment of Sovereign as the new subadviser to the Emerging Growth Trust at a meeting held on March 31, 2006. Sovereign would be replacing MFC Global Investment Management (U.S.A.) Limited ("MFC Global") as the subadviser to the Emerging Growth Trust. Sovereign and the new subadvisory agreement are more fully described in the enclosed proxy statement for your consideration.

    SHAREHOLDERS ARE BEING ASKED TO VOTE ON AND APPROVE THE NEW SUBADVISORY AGREEMENT WITH SOVEREIGN.

    As the trustee of a qualified pension or retirement plan ("qualified plan") holding Series III shares of the Emerging Growth Trust, you are being asked to vote with respect to the proposal. We encourage you to read the attached materials in their entirety.

    Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Trust, and a Proxy Card for the shares of the Emerging Growth Trust held by you as the trustee of a qualified plan on February 24, 2006, the record date for the meeting. The Proxy Statement provides background information and describes in detail the proposal to be voted on at the Meeting.

    THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF THE PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL.

    IN ORDER FOR SHARES TO BE VOTED AT THE MEETING, WE URGE YOU TO READ THE PROXY STATEMENT AND THEN COMPLETE AND MAIL YOUR PROXY CARD IN THE ATTACHED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR ITS RECEIPT BY APRIL 24, 2006.

    If you have any questions regarding the Meeting, please call one of the following numbers:

        --For JHLICO (U.S.A.) variable annuity contracts:       (800) 344-1029
        --For JHLICO (U.S.A.) variable life contracts:          (800) 827-4546
        --For JHLICO New York variable annuity contracts:       (800) 551-2078
        --For JHLICO New York variable life contracts:          (888) 267-7784
        --For JHLICO and JHVLICO contracts:                     (800) 576-2227
        --For JHLICO (U.S.A.) Retirement Select contracts       (800) 470-4766

                                Sincerely,

                                /s/ JOHN J. DANELLO
                                John J. Danello
                                Secretary
                                John Hancock Trust

                               JOHN HANCOCK TRUST
                              601 Congress Street
                        Boston, Massachusetts 02210-2805


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          OF THE EMERGING GROWTH TRUST

TO THE SHAREHOLDERS OF
  THE EMERGING GROWTH TRUST:

    Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Emerging Growth Trust of John Hancock Trust (the "Trust") (formerly Manufacturers Investment Trust) will be held at 601 Congress Street, Boston, Massachusetts 02210, on APRIL 25, 2006 AT 10:00 A.M., EASTERN TIME. A Proxy Statement which provides information about the Meeting is included with this notice. The Meeting will be held for the following purposes:

  Proposal 1   Approval of a new subadvisory agreement between John Hancock
               Investment Management Services, LLC and Sovereign Asset
               Management LLC for the Emerging Growth Trust.

               Any other business that may properly come before the Meeting.

    THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

    Each shareholder of record at the close of business on February 24, 2006 is entitled to receive notice of and to vote at the Meeting.

                                Sincerely,

                                /s/ JOHN J. DANELLO
                                John J. Danello
                                Secretary
                                John Hancock Trust


March 31, 2006
Boston, Massachusetts

                               JOHN HANCOCK TRUST
                              601 Congress Street
                        Boston, Massachusetts 02210-2805

                                 --------------

                                PROXY STATEMENT
                     SPECIAL MEETING OF SHAREHOLDERS OF THE
                EMERGING GROWTH TRUST TO BE HELD APRIL 25, 2006
                                ---------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Trustees") of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) of proxies to be used at a special meeting of shareholders of the Emerging Growth Trust to be held at 601 Congress Street, Boston, Massachusetts 02210, on APRIL 25, 2006 AT 10:00 A.M., EASTERN TIME (the "Meeting") for purposes of voting on the proposal summarized below. Pursuant to the Trust's Agreement and Declaration of Trust (the "Declaration of Trust"), the Board has designated February 24, 2006 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record of the Emerging Growth Trust at the close of business on February 24, 2006 are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest held. This Proxy Statement is first being sent to shareholders on or about March 31, 2006.

    THE TRUST. The Trust is a no-load, open-end management investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the 1940 Act"). The shares of the Trust are divided into 96 separate series corresponding to the Trust's 96 registered portfolios (each a "Portfolio," collectively the "Portfolios") 91 of which the Trust currently offers. The Emerging Growth Trust is sometimes referred to herein as "the Portfolio."

    INVESTMENT MANAGEMENT. John Hancock Investment Management Services, LLC (the "Adviser"), located at 601 Congress Street, Boston, Massachusetts 02210, serves as investment adviser to the Trust and each of the Portfolios that has a subadviser pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). As adviser to the Trust, the Adviser is responsible for, among other things, administering the business and affairs of the Trust and selecting, contracting with, compensating and monitoring the investment subadvisers which manage the assets of the Portfolios.

    THE DISTRIBUTOR. John Hancock Distributors LLC (formerly, Manulife Financial Securities LLC), located at 601 Congress Street, Boston, Massachusetts 02210, serves as the distributor to the Trust.

    THE ADMINISTRATOR. Series I and Series II shares do not have an administrator. Boston Financial Data Services, Inc., located at Two Heritage
Drive, North Quincy, MA 02171, serves as the administrator to Series III shares.


                              SUMMARY OF PROPOSAL

PROPOSAL                                                                        SHAREHOLDERS OF THE TRUST
NUMBER      PROPOSAL                                                            VOTING ON THE PROPOSAL
  1         Approval of a new subadvisory agreement between John                Shareholders of the
            Hancock Investment Management Services, LLC and Sovereign           Emerging Growth Trust
            Asset Management LLC for the Emerging Growth Trust.

                      SHAREHOLDERS AND VOTING INFORMATION

SHAREHOLDERS OF THE TRUST

    The Trust does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts ("contracts"), certain entities affiliated with the insurance companies, and trustees of qualified pension and retirement plans ("qualified plans"). Shares of the Trust are sold principally to John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.)") (formerly, The Manufacturers Life Insurance Company (U.S.A.)), John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New York), John Hancock Life Insurance Company ("JHLICO") and John Hancock Variable Life Insurance Company ("JHVLICO"), certain Portfolios of the Trust (the "Lifestyle Trusts") that invest in other Trust Portfolios and qualified plans for which John Hancock Distributors LLC ("JH Distributors") (formerly, Manulife Financial Securities, LLC) provides certain administrative services. Each of JHLICO (U.S.A.), JHLICO New York and JH Distributors is a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Each of JHLICO and JHVLICO is a wholly owned subsidiary of John Hancock Financial Services, Inc. The ultimate parent entity of each such insurance company and of JH Distributors is Manulife Financial Corporation ("MFC"), the holding company of Manulife and its subsidiaries, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

    As of the Record Date, the shares of the Emerging Growth Trust attributable to contracts were legally owned by JHLICO (U.S.A.), JHLICO New York, JHLICO, JHVLICO and the Lifestyle Trusts which, as indicated above, are funds of funds that invest in shares of other Trust Portfolios. Other shares of the Emerging Growth Trust were legally owned by qualified plans for which JH Distributors provides certain administrative services.

    JHLICO U.S.A. is a stock life insurance company originally organized under the laws of Pennsylvania, redomesticated under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. JHLICO New York is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. JHLICO is a life insurance company organized under the laws of Massachusetts and having its principal offices at 200 Clarendon Street, Boston, Massachusetts 02117. JHVLICO is a life insurance company organized under the laws of Massachusetts and having its principal offices at 197 Clarendon Street, Boston, Massachusetts 02117. Each of JHLICO U.S.A., JHLICO New York, JHLICO and JHVLICO holds shares of the Trust directly and/or attributable to contracts in their separate accounts. Such separate accounts include separate accounts registered under the 1940 Act as well as unregistered separate accounts.

    JHLICO (U.S.A.), JHLICO New York, JHLICO and JHVLICO have the right to vote upon matters that may be voted upon at a special shareholders' meeting. These companies will vote all shares of the Emerging Growth Trust issued to them in proportion to the timely instructions received from owners of contracts ("contract owners") participating in the separate accounts described above which are registered under the 1940 Act. In addition, the Trust will vote all shares of the Emerging Growth Trust held by the Lifestyle Trusts in proportion to such instructions. The insurance companies, in connection with their solicitation of voting instructions, are furnishing this Proxy Statement to the owners of contracts participating in registered separate accounts holding shares of the Emerging Growth Trust to be voted at the Meeting.

    The number of votes eligible to be cast at the Meeting with respect to the Emerging Growth Trust, the percentage ownership of the outstanding shares of the Emerging Growth Trust by each of JHLICO (U.S.A.), JHLICO New York, JHLICO, JHVLICO and the Lifestyle Trusts and other share ownership information, as of the Record Date, are set forth in APPENDIX A ("Outstanding Shares and Share Ownership") to this Proxy Statement.

    The Trust will furnish, without charge, a copy of the Trust's most recent annual report and semi-annual report to any shareholder or contract owner upon request. To obtain a report, please contact the Trust by calling 1-800-344-1029 or by writing to the Trust at 601 Congress Street, Boston, Massachusetts 02210,
Attn.: Gordon Shone.

VOTING PROCEDURES

    Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210, or
(ii) signing and returning a new proxy, in each case if received by the Trust by April 24, 2006. ALL VALID PROXIES WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS THEREON, OR IN THE ABSENCE OF SPECIFICATIONS, FOR APPROVAL OF THE PROPOSAL.

    QUORUM; DEFINITION OF A MAJORITY OF OUTSTANDING VOTING SECURITIES. Shareholders of record at the close of business on February 24, 2006 (the "Record Date") will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of the Emerging Growth Trust at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A majority of the outstanding voting securities of the Portfolio entitled to vote at the close of business on that date is required to approve the Proposal. As used in this Proxy Statement, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy; or
(2)  more than 50% of the outstanding voting securities of the Portfolio.

    Shareholders are entitled to one vote for each share of Series I, Series II, Series III and NAV shares held and fractional votes for fractional shares held. No shares have cumulative voting rights.

    In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of the shares of the Trust cast at the Meeting, and any adjournment with respect to the Proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the Proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

    ABSTENTIONS AND BROKER NON-VOTES. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to the Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against the Proposal. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to the Proposal, those shares will not be considered as present and entitled to vote with respect to the Proposal. Accordingly, with respect to the Proposal, which requires approval by a Majority of the Outstanding Voting Securities, a broker non-vote will have no effect in determining whether the Proposal has been adopted by a vote of "67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy" because broker non-votes are not considered present. Broker non-votes will have the same effect as a vote against the Proposal, however, when determining whether the Proposal has been adopted by a vote of "more than 50% of the outstanding voting securities of the Fund" because shares represented by a broker non-vote are considered outstanding shares.

    COST OF PREPARATION AND DISTRIBUTION OF PROXY MATERIALS. The cost of the preparation and distribution of these proxy materials will be borne by the Emerging Growth Trust. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, the Adviser and its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Trust for their out-of-pocket expenses.

    PORTFOLIO VOTING. Shares of the Emerging Growth Trust will be voted in the aggregate and not by class of shares with respect to the Proposal.

    PROPORTIONAL VOTING. JHLICO (U.S.A.), JHLICO New York, JHLICO and JHVLICO have the right to vote upon matters that may be voted upon at a special shareholders' meeting. These companies will vote all shares of the Emerging Growth Trust issued to them in proportion to the timely instructions received from owners of contracts ("contract owners") participating in the separate accounts described above which are registered under the 1940 Act. In addition, the Trust will vote all shares of the Emerging Growth Trust held by the Lifestyle Trusts in proportion to such instructions. The insurance companies, in connection with their solicitation of voting instructions, are furnishing this Proxy Statement to the owners of contracts participating in registered separate accounts holding shares of the Emerging Growth Trust to be voted at the Meeting. The proportional voting described herein is not subject to the receipt by the insurance companies of voting instructions with respect to any minimum number of shares of the Emerging Growth Trust and, consequently, may result in the approval or non-approval of the Proposal on the basis of very limited contract owner voting participation.

                                   PROPOSAL 1

                       APPROVAL NEW SUBADVISORY AGREEMENT
             BETWEEN THE ADVISER AND SOVEREIGN ASSET MANAGEMENT LLC

    At its meeting on March 31, 2006, the Board of Trustees, including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser (the "Independent Trustees"), approved entering into a new subadvisory agreement between the Adviser and Sovereign Asset Management LLC ("Sovereign") for the Emerging Growth Trust. Shareholders of the Emerging Growth Trust are being asked to approve the new subadvisory agreement.

    The Board approved the appointment of Sovereign as the new subadviser to the Emerging Growth Trust and the entering of the new subadvisory agreement between the Adviser and Sovereign, pending shareholder approval. Sovereign would replace MFC Global Investment Management (U.S.A.) Limited ("MFC Global") as the subadviser for the Emerging Growth Trust effective April 28, 2006. The current subadvisory agreement provides for a subadvisory fee computed at an annual rate of 0.350% of the assets of the Emerging Growth Trust. Under the new subadvisory agreement, there would be no increase in the advisory or subadvisory fees for the Emerging Growth Trust nor any change in services provided to the Emerging Growth Trust under the new subadvisory agreement with Sovereign. The Board's considerations in approving the new subadvisory agreement are described below under "Evaluation by the Board of Trustees."

    Pursuant to an order from the Securities and Exchange Commission ("SEC") upon which the Trust relies, the Adviser, subject to Board approval, is permitted to enter into subadvisory agreements appointing or terminating subadvisers which are not affiliates of the Adviser (other than by reason of serving as a subadviser to a Portfolio), and to amend the terms of subadvisory agreements (including subadvisory fees) with respect to such subadvisers, without shareholder approval. However, because the Adviser and Sovereign are both indirect, wholly-owned subsidiaries of MFC, Sovereign is an affiliate of the Adviser. As a result, shareholders are being asked to approve the new subadvisory agreement with Sovereign.

SOVEREIGN AND THE PROPOSED SUBADVISORY AGREEMENT

    SOVEREIGN. Sovereign, a Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts, was founded in 1979 and is a wholly owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"). JHFS is a subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

    Sovereign currently serves as subadviser to two Portfolios of the Trust, Strategic Income Trust and Active Bond Trust. It is proposed that Sovereign replace MFC Global as the subadviser to the Emerging Growth Trust. The change to Sovereign as subadviser is not intended to result in any changes in the fees charged and expenses of, nor any change in the services provided to the Emerging Growth Trust. A copy the proposed subadvisory agreement is attached in APPENDIX B for your reference. APPENDIX C contains additional information regarding Sovereign, including discussion regarding portfolio managers.

    On December 31, 2005, as part of a reorganization, Sovereign acquired the investment management teams of John Hancock Advisers, LLC. Sovereign is part of the diversified investment management arm of Manulife Financial. As part of the transfer, Sovereign assumed the responsibilities and obligations under the subadvisory agreements previously held by John Hancock Advisers, LLC for funds managed by the investment management teams Sovereign acquired from John Hancock Advisers, LLC, including certain Portfolios of the Trust. Sovereign, with approximately $25 billion in assets, focuses on investment management strategies for both institutional and retail clients.

    THE PROPOSED SUBADVISORY AGREEMENT. Under the subadvisory agreement, Sovereign would be responsible, subject to the supervision of the Board and the Adviser, for managing the investment and reinvestment and determining the composition of the assets of the Emerging Growth Trust. The subadvisory agreement also provides that Sovereign will: (1) furnish all necessary investment management and administrative facilities, at Sovereign's expense; (2) select brokers and dealers to effect transactions and negotiate brokerage commissions if applicable; recognizing that while Sovereign at all times will seek best execution, Sovereign may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide Sovereign with research, analysis, advice or other eligible brokerage and research services; (3) maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser to a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the "Advisers Act") and the rules thereunder; and (4) vote proxies relating to the Portfolio's investment securities in accordance with the Trust's proxy voting policies and procedures.

    The subadvisory agreement also provides that Sovereign may in certain instances, but is not obligated to, aggregate securities purchase or sale orders among its clients in an effort to obtain a more favorable price or lower brokerage commission and efficient execution. In instances where securities transactions are aggregated, Sovereign will allocate the securities so purchased or sold, as well as the expenses incurred in the attendant transaction, in the manner Sovereign considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and its other clients.

    The subadvisory agreement provides that Sovereign will not be liable to the Adviser or the Trust for any error of judgment or mistake of law for any loss suffered by the Adviser or Trust in connection with the matters to which the subadvisory agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, Sovereign's duties as subadviser or the duties of any of its directors.

    The subadvisory agreement provides that the subadvisory agreement may be terminated, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty days' written notice to the Adviser and Sovereign, or by the Adviser or Sovereign on sixty days' written notice to the Trust and the other party. The subadvisory agreement will automatically terminate upon "assignment," as that term is defined in the 1940 Act.

    Under the subadvisory agreement, the Adviser (not the Portfolio) will pay Sovereign, as full compensation for all services provided and the expenses assumed under the subadvisory agreement, a subadvisory fee at an annual rate of 0.350% of the Portfolio's net assets, accrued daily and paid monthly.

    If approved by the Portfolio's shareholders, the subadvisory agreement will become effective on the date of its execution and will remain in effect for an initial two-year term. Thereafter, the subadvisory agreement will continue in effect if it is approved at least annually by a vote of the Portfolio's shareholders or by the Board, provided that, in either case, continuance is approved by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

    The description of the proposed subadvisory agreement in this section is qualified in its entirety by the form of subadvisory agreement attached to this Proxy Statement in APPENDIX B.

COMPARISON BETWEEN THE CURRENT SUBADVISORY AGREEMENT AND THE PROPOSED SUBADVISORY AGREEMENT

    The current subadvisory agreement and the proposed subadvisory agreement are substantially similar. Under both agreements, the subadvisers have substantially the same duties and the subadvisory fee rates are the same. The principal differences are described below. The current subadvisory agreement with MFC Global was last submitted to a vote of the Portfolio's shareholders and approved by the Portfolio's sole shareholder at that time on May 1, 2003 and effective as of the same date.

    Services Rendered. The proposed subadvisory agreement states that the subadviser will provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolio for which market quotations are not readily available whereas the current subadvisory agreement states that the subadviser will provide fair value determinations to the Trust's Custodian to enable the Custodian to calculate net asset value. The proposed subadvisory agreement also expressly states that the subadviser may, but is not obligated to, aggregate securities transactions across its clients. The current subadvisory agreement does not prohibit aggregation of securities transactions across clients, but is silent on the practice.

    Liability of Subadviser. The proposed subadvisory agreement states that the subadviser, its directors, officers or employees, will not be liable for any error of judgment or mistake of law of for any loss suffered by the Adviser or the Trust in connection with the matters to which the subadvisory agreement relates except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from the reckless disregard of, the duties of the subadviser or any of its directors. The current subadvisory agreement does not expressly indemnify the subadviser's directors or provide indemnity for mistakes of law. The current subadvisory agreement also only indemnifies the subadviser, its officers and employees for any loss suffered by the Adviser or Trust resulting from any error of judgment made in the good faith exercise of the subadviser's investment discretion. Both the current and proposed subadvisory agreements provide that the subadviser is liable for losses resulting from willful misfeasance, bad faith or gross negligence of, or reckless disregard of, the subadviser in performing its duties. The current subadvisory agreement states that the subadviser is also liable for losses resulting from the willful misfeasance, bad faith or gross negligence of, or reckless disregard of, the duties of the subadviser's officers or employees with respect to the subadviser's investment discretion and the duties of the subadviser's employees with respect to any other matters relating to the subadvisory agreement. The proposed subadvisory agreement does not provide a distinction between exercise of investment discretion and other matters relating to the subadvisory agreement and provides that the subadviser is liable for losses resulting from willful misfeasance, bad faith or gross negligence of, or reckless disregard of, the duties of the subadviser's directors.

    Services to Other Clients. The proposed subadvisory agreement expressly states that the Adviser understands and has advised the Trust's Board that the subadviser may act as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies and that it may give advice and take action for its other clients which differs from advice or action taken for the Portfolio. The current subadvisory agreement does not prohibit the subadviser from engaging in any such activities.

    Amendments to the Agreement. The proposed subadvisory agreement clarifies that the agreement may be amended by the vote of a majority of the Trustees of the Trust and a vote of a majority of the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval and that any required shareholder approval shall be effective with respect to a Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment.

EVALUATION BY THE BOARD OF TRUSTEES

    At its meeting on December 12-13, 2005, the Board of Trustees discussed with the Adviser the Emerging Growth Trust's performance having lagged behind that of its peer group and benchmark index since inception to September 2005 and the fact that the current MFC Global portfolio manager for the Emerging Growth Trust was being reassigned and would no longer manage the portfolio. At the Board's meeting, the Adviser recommended to the Board that the subadviser to the Emerging Growth Trust be replaced with another subadviser affiliated with the Adviser, Sovereign Asset Management LLC. The Adviser made this recommendation following a review of the capabilities of several affiliated and non affiliated investment managers to manage the portfolio. As stated above, the Board, including all the Independent Trustees, approved the appointment of Sovereign as the new subadviser to the Emerging Growth Trust and the new subadvisory agreement at its meeting on March 31, 2006.

    The Board, including the Independent Trustees, is responsible for selecting the Trust's investment adviser, approving the Adviser's selection of subadvisers for each Portfolio and approving the Trust's advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust's advisory and subadvisory arrangements, including consideration of the six factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The six factors regularly considered by the Board are:

    1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Portfolios;

    2.   the investment performance of the Portfolios and their subadvisers;

    3. the extent to which economies of scale would be realized as a Portfolio grows;

    4. whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

    5. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the Adviser's relationship with the Trust; and

    6. comparative services rendered and comparative advisory and subadvisory fee rates.

    The Board believes that with respect to its evaluation of the subadvisory agreement, in view of the Trust's "manager-of managers" advisory structure: factors (1), (2) and (6) are of primary relevance; factors (3) and (4) generally are less significant because the subadvisory fee is paid to the subadviser by the Adviser and not directly by the Portfolio, and issues pertaining to economies of scale are considered in connection with the approval of the advisory fee that is paid directly by the Portfolio; and for similar reasons, factor (5) generally is less significant except in those circumstances in which such attention may be warranted because the comparative fee information considered in connection with factor (6) indicates that the subadvisory fee will materially exceed those normally charged under comparable circumstances.

    APPROVAL OF SUBADVISORY AGREEMENT WITH SOVEREIGN. In making its determination with respect to the new subadvisory agreement with Sovereign with respect to the Emerging Growth Trust, and with reference to the factors described above that the Board generally considers in reviewing subadvisory agreements, the Board reviewed: (i) information relating to the subadviser's business which included information such as: business performance, representative clients, assets under management, financial stability and personnel (ii) the investment performance of comparatively managed funds and their respective benchmarks; and (iii) the subadvisory fee for the Portfolio.

    The Board's decision to approve the subadvisory agreement with Sovereign was based on a number of determinations, including the following:

(1) The Portfolio's performance lagged that of its peer group and benchmark index since inception to September 2005;

(2) The portfolio managers in the Sovereign investment management team have been with Sovereign since 2002, have almost 50 years of combined experience and are responsible for managing over 31 accounts with assets of approximately $467 million. Sovereign has extensive experience and demonstrated skills as a manager with respect to equity securities and in using a variety of investment strategies and may be expected to provide a high quality of investment management services and personnel to the Portfolio;

(3) Although not without variation, the current and historical performance of comparable funds and other client accounts managed by Sovereign have generally been within the range of or exceeded the performance of the Portfolio and its benchmark index;

(4) The subadvisory fee rates for the Portfolio under Sovereign would be the same as the subadvisory fee rates charged by MFC Global and is within industry norms; and...

(5) There would be no change in the advisory fee rates for the Portfolio as a result of the new subadvisory agreement.

ADDITIONAL INFORMATION

    For additional information about Sovereign and the prior and new subadvisory agreements for the Emerging Growth Trust, see APPENDIX C ("Additional Information About Sovereign and the New Subadvisory Agreement") to this Proxy Statement.

REQUIRED VOTE

    Approval of the new subadvisory agreement will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Portfolio. If the required shareholder approval is not obtained, the current subadvisory agreement will remain in effect and there will be no change in subadviser pending the approval of a new subadvisory agreement or other definitive action.

    THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE EMERGING GROWTH TRUST VOTE "FOR" THE PROPOSAL.


                                  OTHER MATTERS

    The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

    The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                        BY ORDER OF THE BOARD OF TRUSTEES

March 31, 2006
Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO
COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

APPENDIX A

                     OUTSTANDING SHARES AND SHARE OWNERSHIP

    As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to the Series I, Series II, Series III and NAV shares of the Emerging Growth Trust, and the percentage ownership thereof by each of JHLICO (U.S.A.), JHLICO New York, JHLICO, JHVLICO and the Lifestyle Trusts are set forth below:


              NUMBER     PERCENTAGE OF    PERCENTAGE OF    PERCENTAGE    PERCENTAGE    PERCENTAGE OF
                OF      SHARES HELD BY   SHARES HELD BY     OF SHARES    OF SHARES     SHARES HELD BY     NUMBER OF
 SHARE        ELIGIBLE      JHLICO          JHLICO           HELD BY      HELD BY       LIFESTYLE          SHARES
 CLASS         VOTES       (U.S.A.)        NEW YORK           JHLICO       JHVLICO       TRUSTS          OUTSTANDING

Series I      100,502       99.17%          0.83%             0.00%        0.00%          0.00%            100,502

Series II     782,983       90.85%          9.15%             0.00%        0.00%          0.00%            782,983

Series III     17,418       0.00%           0.00%             0.00%        0.00%          0.00%            17,418

NAV           643,625       0.00%           0.00%             0.69%        5.24%         94.07%            643,625


    As of the Record Date, the persons named below were the record owners of one or more variable contracts that had voting authority with respect to 5% or more of the outstanding Series I, Series II or NAV shares (as indicated) of the Emerging Growth Trust:

                                                                         NUMBER         PERCENTAGE
NAME AND ADDRESS                                      SHARE CLASS      OF SHARES        OWNERSHIP
----------------                                      -----------      ---------        ---------
John Hancock Life Insurance Company (U.S.A.)            Series I         99,672           99.17%
601 Congress Street
Boston, MA 02210

John Hancock Life Insurance Company (U.S.A.)            Series II       711,367           90.85%
601 Congress Street
Boston, MA 02210

John Hancock Life Insurance Company (New York)          Series II        71,616           9.15%
100 Summit Lake Drive
Second Floor
Valhalla, NY 10595

John Hancock Variable Life Insurance Company           Series NAV        33,693           5.23%
197 Clarendon Street
Boston, MA 02117

    As of the Record Date, the person named below was the record owner of 5% or more of the outstanding Series NAV shares of the Emerging Growth Trust:

                                             NUMBER         PERCENTAGE
NAME AND ADDRESS                            OF SHARES        OWNERSHIP
----------------                            ---------        ---------
Lifestyle Trusts                             605,474          94.07%
601 Congress Street
Boston, MA 02210

    As of the Record Date, the qualified plans named below were the record owners of 5% or more of the outstanding Series III shares of the Emerging Growth
Trust:

                                             NUMBER         PERCENTAGE
NAME AND ADDRESS                            OF SHARES         OWNERSHIP
----------------                            ---------         ---------
Fehr & Peers Associates, Inc 401k            992.298            5.70%
100 Pringle Avenue
Walnut Creek, CA 94596

Corrosion Fluid Products Corp. 401k        3,739.675          21.47%
24450 Indoplex Cir.
Farmington Hls, MI 48335

Digital Systems Group, Inc. PSP            7,802.604          44.80%
650 Louis Drive, Suite 110
Warminster, PA 18974

Certified HR Services Company RSP          2,642.906          15.17%
5050 W. Lemon St.
Tampa, FL 33609


    As of the Record Date, Trustees and officers of the Trust, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of the Emerging Growth Trust.

APPENDIX B: PROPOSED NEW SUBADVISORY AGREEMENT

                             SUBADVISORY AGREEMENT

                         SOVEREIGN ASSET MANAGEMENT LLC

    AGREEMENT made this 28th day of April, 2006, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Sovereign Asset Management LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.  APPOINTMENT OF SUBADVISER

    The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.  SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

    i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

    ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

    iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

    iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

    v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

f. The Subadviser shall vote all proxies received in connection with securities held by the Portfolios.

3.  COMPENSATION OF SUBADVISER

    The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.  LIABILITY OF SUBADVISER

    Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.  SUPPLEMENTAL ARRANGEMENTS

    The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6.  CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

    The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

7.  CONFLICTS OF INTEREST

    It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and

Declaration of Trust of the Trust and the Limited Liability Company Agreement of the Subadviser, respectively, or by specific provision of applicable law.

8.  REGULATION

    The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9.  DURATION AND TERMINATION OF AGREEMENT

    This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

    If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

    This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

10. PROVISION OF CERTAIN INFORMATION BY SUBADVISER

    The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

11. SERVICES TO OTHER CLIENTS

    The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

12. CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

   1) other subadvisers to a Portfolio
   2) other subadvisers to a Trust portfolio
   3) other subadvisers to a portfolio under common control with the Portfolio

13. AMENDMENTS TO THE AGREEMENT

    This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

14. ENTIRE AGREEMENT

    This Agreement contains the entire understanding and agreement of the parties.

15. HEADINGS

    The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16. NOTICES

    All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

17. SEVERABILITY

    Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

18. GOVERNING LAW

    The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

19. LIMITATION OF LIABILITY

    The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" and subsequently, "John Hancock Trust", refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                         John Hancock Investment Management Services, LLC


                         -------------------------
                         By:  John Hancock Life Insurance Company (U.S.A.), its
                                managing member

                         By:  [Name]
                              [Title]




                         Sovereign Asset Management LLC


                         -------------------------
                         By:  [Name]
                              [Title]

                                   APPENDIX A

    The Subadviser shall serve as investment subadviser for the following portfolios of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):



    PORTFOLIO                      SUBADVISER PERCENTAGE FEE
    --------------------           -------------------------

    Emerging Growth Trust ..........          0.350%

    The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

    If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

APPENDIX C

                             ADDITIONAL INFORMATION
               ABOUT SOVEREIGN AND THE NEW SUBADVISORY AGREEMENT

    As described under Proposal 1, Sovereign is proposed to replace MFC Global as subadviser for the Emerging Growth Trust effective April 28, 2006. This Appendix supplements the information contained in the Proxy Statement about Sovereign.

MANAGEMENT AND CONTROL OF SOVEREIGN

    Sovereign, a Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts, was founded in 1979 and is a wholly owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"), located at: 601 Congress Street, Boston, Massachusetts 02210. JHFS is a subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada, located at: 200 Bloor Street East, Toronto, Ontario M4W 1E5. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

    The names and principal occupations of Sovereign's principal executive officers and directors are set forth below. The business address of each such person, unless otherwise stated, is: 101 Huntington Avenue, Boston, MA 02199.

------------------------------------------------------------------------------------------------------------------
            NAME                         POSITION AT SOVEREIGN                      PRINCIPAL OCCUPATION
[POSITION WITH THE TRUST]
------------------------------------------------------------------------------------------------------------------

John D. DesPrez III             Director and Chairman                     Senior Executive Vice President,
                                                                          Manulife Financial Corporation;
                                                                          Director (since 2004) and Chairman,
                                                                          Sovereign Asset Management LLC, John
                                                                          Hancock Funds, LLC, the Berkeley
                                                                          Financial Group, LLC and John Hancock
                                                                          Advisers, LLC (since 2005).

------------------------------------------------------------------------------------------------------------------
Keith F. Hartstein             Director, President and CEO                Senior Vice President, Manulife
[President]                                                               Financial Corporation (since 2004);
                                                                          Director, President and Chief Executive
                                                                          Officer, Sovereign Asset Management LLC
                                                                          and The Berkeley Group (holding
                                                                          company); Director, President and Chief
                                                                          Executive Officer, John Hancock Funds;
                                                                          Director, President and Chief Executive
                                                                          Officer, Sovereign Asset Management
                                                                          LLC; Director, John Hancock Signature
                                                                          Services, Inc.; Director, Chairman and
                                                                          President, NM Capital Management, Inc.
                                                                          (NM Capital); Chairman, Investment
                                                                          Company Institute Sales Force Marketing
                                                                          Committee (since 2003).
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
Marc Costantini                Director                                   Director, Sovereign Asset Management
                                                                          LLC (since 2004); Senior Vice
                                                                          President, U.S. Wealth Management, John
                                                                          Hancock Financial Services, Inc. (since
                                                                          2004).
------------------------------------------------------------------------------------------------------------------
Barry H. Evans                 Director, Senior Vice President and        Senior Vice President, Chief Fixed
                               Chief Operating Officer                    Income Officer, John Hancock Advisers,
                                                                          LLC (since 1986); Chief Operating
                                                                          Officer, John Hancock Advisers, LLC
                                                                          (since 2005); Director, Senior Vice
                                                                          President and Chief Operating Officer,
                                                                          Sovereign Asset Management LLC (since
                                                                          2005)
------------------------------------------------------------------------------------------------------------------
Leo J. de Bever                Director                                   Director, Sovereign Asset Management
                                                                          LLC (since 2005); Executive Vice
                                                                          President, MFC Global Investment
                                                                          Management (since 2004); Director,
                                                                          Elliott & Page Limited (since 2004).
------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGERS

    The portfolio managers at Sovereign that would be responsible for the day-to-day management of the Emerging Growth Trust are:

o Henry E. Mehlman, CFA. Mr. Mehlman joined Sovereign in 2006. Prior to joining Sovereign he was employed by an affiliate of Sovereign, John Hancock Advisers, LLC. Mr. Mehlman received a B.A. and J.D. from the University of Florida.

o Alan E. Norton, CFA. Mr. Norton joined Sovereign in 2006. Prior to joining Sovereign, he was employed by an affiliate of Sovereign, John Hancock Advisers, LLC. Mr. Norton received a B.A. from Trinity College and an M.B.A. from Babson College.

OTHER ACCOUNTS MANAGED

    Sovereign currently acts as adviser or subadviser to the following registered investment companies or series thereof having similar investment objectives and policies to those of the Emerging Growth Trust. The table below also states the size of each such fund as of December 31, 2005 and the current advisory fee rate for each fund as a percentage of average daily net assets (or otherwise as indicated below).

                                        ASSETS
NAME OF FUND                         AS OF 12/31/05   ADVISORY FEE RATE
-----------                          -------------    -----------------

John Hancock Small Cap Equity        $437,456,871     .700% to $1 Billion
Fund                                                  .685% over $1 Billion

Sovereign Asset Management does not generally receive a fee based upon the investment performance of the account reflected in the table above.

APPENDIX C


PAYMENTS TO AFFILIATES

    JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC. John Hancock Investment Management Services, LLC serves as the adviser to the Trust and to the Emerging Growth Trust. For the fiscal year ended December 31, 2005, the Trust paid an aggregate advisory fee of $320,960,008 with the Adviser retaining $193,264,147 after the payments to the subadvisers. The Emerging Growth Trust paid the Adviser under the current Advisory Agreement a net advisory fee of $886,553 (after payment of the subadvisory fee).

    MFC GLOBAL. MFC Global, an indirect wholly-owned subsidiary of MFC, was the subadviser to the Emerging Growth Trust during the fiscal year ended December 31, 2005. As compensation for its services, MFC Global receives fees from the Adviser computed separately for each such Portfolio. For the fiscal year ended December 31, 2005, the Adviser paid MFC Global aggregate subadvisory fees in the amount of $10,423,059 for services to all MFC Global subadvised funds, including $764,449 for its services to the Emerging Growth Trust.

    JOHN HANCOCK DISTRIBUTORS LLC. John Hancock Distributors LLC, an indirect wholly-owned subsidiary of MFC, is the Trust's distributor and principal underwriter. It is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. For the fiscal year ended December 31, 2005, The Trust paid aggregate Rule 12b-1 fees of $65,379,566, and the Emerging Growth Trust paid Rule 12b-1 fees to John Hancock Distributors of $213,160.

                               JOHN HANCOCK TRUST
                                 P.O. BOX 9112
                             FARMINGDALE, NY 11735

                                 VOTING OPTIONS

VOTING BY TOUCH-TONE PHONE                          VOTING BY INTERNET                    VOTING BY MAIL
1)  Read the Proxy Statement and            1)  Read the Proxy Statement and        1)  Read the Proxy Statement.
have this Proxy at hand.                    have this Proxy at hand.                2)  Check one of the appropriate
2)  Call 1-888-221-0697                     2)  Go to WWW.PROXYWEB.COM              boxes on the reverse side.
3)  Follow the recorded instructions.       3)  Follow the on-line directions.      3)  Sign and date the Proxy below.
                                                                                    4)  Return the Proxy in the envelope.


                                                                      PROXY CARD
                                                              JOHN HANCOCK TRUST
                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                  APRIL 25, 2006

EMERGING GROWTH TRUST

The undersigned hereby appoints Bruce Speca, Gordon Shone, Bob Boyda and Betsy Anne Seel, and each of them, with full power of substitution, as proxies to vote all shares of the Emerging Growth Trust of John Hancock Trust (the "Trust") that the undersigned is entitled in any capacity to vote at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, April 25, 2006, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Voting pursuant to this proxy card will be as specified. If no specification is made as to an item, voting will be for such item. A proxy card is provided for the shares of the Emerging Growth Trust held by you as of February 24, 2006. Please sign, date, and return the proxy card in the enclosed postage-paid envelope.

PROXY CARDS MUST BE RECEIVED BY APRIL 24, 2006 TO BE VOTED AT THE MEETING TO BE HELD ON APRIL 25, 2006.


                          Date:________________, 2006

                   THIS PROXY CARD IS SOLICITED BY THE BOARD
                       OF TRUSTEES OF JOHN HANCOCK TRUST.

                           PLEASE SIGN IN BOX BELOW:


                         -----------------------------
                     Signature(s), Title(s), if applicable

If shares are held jointly, each owner should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign his or her own name, indicating that he or she is a "Partner." If the shareholder is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER TWO PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

This proxy card, if properly executed, will be voted in the manner directed by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL. Please refer to the Proxy Statement for a discussion of the proposal.


                                                                      FOR          AGAINST        ABSTAIN

1. Approval a new  subadvisory  agreement  between John Hancock
Investment   Management  Services,   LLC  (the  "Adviser")  and       [ ]            [ ]            [ ]
Sovereign Asset Management LLC for the Emerging Growth Trust.

Any other business that may properly come before the Meeting.

AS INDICATED ON THE REVERSE SIDE, VOTING INSTRUCTIONS MAY BE GIVEN BY TOUCH-TONE PHONE, VIA THE INTERNET OR BY MAIL. IF BY MAIL, PLEASE MARK YOUR PROXY CARD, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               JOHN HANCOCK TRUST
                                 P.O. BOX 9112
                             FARMINGDALE, NY 11735

                                 VOTING OPTIONS

VOTING BY TOUCH-TONE PHONE                           VOTING BY INTERNET                    VOTING BY MAIL
1)  Read the Proxy Statement and            1)  Read the Proxy Statement and        1)  Read the Proxy Statement.
have this form at hand.                     have this form at hand.                 2)  Check one of the appropriate
2)  Call 1-888-221-0697                     2)  Go to WWW.PROXYWEB.COM              boxes on the reverse side.
3)  Follow the recorded instructions.       3)  Follow the on-line directions.      3)  Sign and date the form below.
                                                                                    4)  Return the form in the envelope.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                      JOHN HANCOCK LIFE INSURANCE COMPANY
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                            VOTING INSTRUCTIONS FORM

INSURANCE COMPANY NAME PRINTS HERE
EMERGING GROWTH TRUST
The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company to vote all shares of the Emerging Growth Trust of John Hancock Trust (the "Trust") attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, April 25, 2006, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Voting pursuant to these instructions will be as specified. If no specification is made as to an item, voting will be for such item. A voting instructions form is provided for the shares of the Emerging Growth Trust attributable to your contract values as of February 24, 2006. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope.

VOTING INSTRUCTIONS MUST BE RECEIVED BY APRIL 24, 2006 TO BE VOTED AT THE MEETING TO BE HELD ON APRIL 25, 2006.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, JOHN HANCOCK LIFE INSURANCE COMPANY AND JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK TRUST.



                         Date:__________________, 2006



                           PLEASE SIGN IN BOX BELOW:



                         -----------------------------
                     Signature(s), Title(s), if applicable

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING
INSTRUCTIONS WILL BE VOTED "FOR" THE PROPOSAL. Please refer to the Proxy Statement for a discussion of the proposal.

                                                                      FOR          AGAINST        ABSTAIN

1. Approval a new  subadvisory  agreement  between John Hancock
Investment   Management  Services,   LLC  (the  "Adviser")  and       [ ]            [ ]            [ ]
Sovereign Asset Management LLC for the Emerging Growth Trust.

Any other business that may properly come before the Meeting.


AS INDICATED ON THE REVERSE SIDE, VOTING INSTRUCTIONS MAY BE GIVEN BY TOUCH-TONE PHONE, VIA THE INTERNET OR BY MAIL. IF BY MAIL, PLEASE MARK YOUR VOTING INSTRUCTIONS FORM, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                       2